UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 9, 2009
SUNAIR SERVICES CORPORATION
(Exact name of registrant as specified in its charter)

Florida	1-04334	59-0780772

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1350 E. Newport Center Drive, Suite 201
Deerfield Beach, FL 33432
(Address of Principal Executive Office) (Zip Code)
(561) 208-7400
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events.
     On October 9, 2009, a putative class action lawsuit was filed in the Circuit Court of the Seventeenth Judicial Circuit for Broward County, State of Florida, Civil Division regarding the proposed merger (“Merger”) between Sunair Services Corporation (“Sunair”) and Massey Services, Inc. (“Massey”). The complaint (“Complaint”) was purportedly filed on behalf of the public holders of Sunair’s common stock, and names as defendants, Sunair, each of Sunair’s directors, Massey and Buyer Acquisition Company, Inc. (“Merger Sub”), the wholly-owned subsidiary of Massey acting as merger sub for the proposed transaction. The Complaint alleges, among other things, that Sunair’s directors breached their fiduciary duties by adopting the Agreement and Plan of Merger (“Merger Agreement”) dated September 28, 2009, between Sunair, Massey and Merger Sub, and by approving the Merger described therein. The Complaint further alleges that the proposed Merger provides Sunair’s public shareholders with inadequate consideration for their shares of Sunair’s common stock and that Sunair and Massey aided and abetted the alleged breaches by Sunair’s directors. The plaintiff seeks, among other things, class action status, an injunction preventing the completion of the merger (or rescinding the merger if it is completed), rescissory damages and the payment of attorneys’ fees and expenses. We believe the lawsuit is without merit.
Additional Information and Where to Find It.
     In connection with the Merger, Sunair filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on October 2, 2009. Shareholders are urged to read the preliminary proxy statement, the definitive proxy statement and any other relevant documents filed by Sunair with the SEC when they become available, because they will contain important information about the Merger. Sunair will mail the definitive proxy statement to its shareholders as of the record date of the special meeting to vote on the proposed Merger transaction. In addition, shareholders may obtain free copies of the proxy statement, as well as Sunair’s other filings, without charge, at the SEC’s web site (www.sec.gov) when they become available. Copies of the filings may also be obtained without charge from Sunair by directing a request to: 1350 E. Nerwport Center Drive, Suite 201, Deerfield Beach, Florida 33442, Chief Financial Officer (telephone: 561 208-7400).
Participants in the Solicitation.
     Sunair’s directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders in respect of the proposed Merger transaction. Information regarding Sunair’s directors and executive officers is available in Sunair’s proxy statement for its 2009 annual meeting of shareholders, filed with the SEC on January 28, 2009. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUNAIR SERVICES CORPORATION
Date: October 15, 2009	By:	/s/ Jack I. Ruff
Jack I. Ruff
Chief Executive Officer